Exhibit 99.1

1 01 02 03 04 Proactive Health Care Revolution 05 06 07 08 Excellence In Operations Care Delivery Growth Trajectory Clinical Excellence Q&A Technology Executing Our Vision AGENDA

Cautionary Note Regarding Forward - Looking Statements This presentation includes forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, the plans, strategies, outcomes, targets and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of our management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward - looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, outcomes or expectations. Forward - looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond our control, and which may cause actual results to differ materially from those contained in our forward - looking statements. Accordingly, you should not place undue reliance on such statements. All statements other than statements of historical fact are forward - looking. Forward - looking statements include, but are not limited to, statements concerning possible or assumed future actions, business strategies, plans, goals, future long - term targets, future events, future revenues or performance, financing needs, business trends, results of operations, objectives and intentions with respect to future operations, services and products, including our transition to non - COVID related services, geographic expansion, normalization initiative, new and existing contracts, M&A activity, workforce growth, leadership transition, cash position, share repurchase program, our competitive position and opportunities, including our ability to realize the benefits from our operating model, and others. In some cases, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “design,” “potential,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” "targets" or the negative of these terms or similar expressions. Forward - looking statements are not guarantees of performance and speak only as of the date the statements are made. While DocGo believes that these forward - looking statements are reasonable, there can be no assurance that DocGo will achieve or realize these plans, intentions, outcomes or expectations. You should understand that the significant risks and uncertainties discussed in the Company's most recent Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and its other filings with the SEC could affect the future results and prospects of DocGo and could cause those results or other outcomes to differ materially from those expressed or implied in the forward - looking statements in this presentation. We undertake no intent or obligation to publicly update or revise any forward - looking statements, whether because of new information, future events, or otherwise. Note Relating to Pre - Merger Financial Information As previously disclosed, on November 5, 2021 (the “Closing Date”), DocGo Inc., a Delaware corporation (formerly known as Motion Acquisition Corp. or “Motion”), consummated a business combination (the “Closing”) pursuant to an Agreement and Plan of Merger dated March 8, 2021 (the “Merger Agreement”), by and among Motion Acquisition Corp., a Delaware corporation (“Motion”), Motion Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Motion (“Merger Sub”), and Ambulnz, Inc., a Delaware corporation (“Ambulnz”). In connection with the Closing, the registrant changed its name from Motion Acquisition Corp. to DocGo Inc. and began trading under the “DCGO” ticker on The Nasdaq Stock Market LLC (“Nasdaq”). The numbers presented for the fiscal years 2018 through 2020 represent the stand - alone financial results for Ambulnz, Inc. 2

DCGO’S INVESTMENT THESIS BROAD RANGE OF POTENTIAL USE CASES FOR DCGO'S SERVICES STRONG BALANCE SHEET AND ACCESS TO CAPITAL TO FUEL GROWTH OPERATES IN SOME OF THE MOST RAPIDLY EXPANDING SEGMENTS OF THE HEALTH CARE INDUSTRY EXP ECTED GREATER THAN 30 % ANNUAL REVENUE G ROWTH WITH EXPANDING MARGINS OVER NEXT TWO YEARS ANTICIPATED OPERATING LEVERAGE AT SCALE 3 EXP ANSIVE TOTAL ADDRESSABLE MARKET ACROSS MULTIPLE HEALTH CARE SEGMENTS

CEO 4

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UNITED STATES HEALTH CARE IS THE MOST EXPENSIVE IN THE WORLD Source: Organisation for Economic Co - Operation and Development, OECD Health Statistics, 2022, July 2022; Peter G. Peterson Foundation 6

Annual United States Healthcare Spending in 2021 Source: National Healthcare Expenditure Data, Centers for Medicare and Medicaid Services (CMS), 2021 7

THE U.S. SPENT 16.9% OF ITS GDP ON HEALTH CARE IN 2021. HEALTHI EST COUNTIES SPEND NEARLY HALF. $12,318 $7,383 $7,179 $6,693 $6,262 $6,190 $5,905 $5,829 $5,627 $5,468 $5,387 $5,274 $4,666 $3,914 Source: Organisation for Economic Co - Operation and Development, OECD Health Statistics, 2022, July 2022; Peter G. Peterson Foundation Annual Health Care Spending Per Capita 8

LOWEST HEALTH METRICS OF OECD COUNTRIES 9 Source: Organisation for Economic Co - Operation and Development, OECD Health Statistics, 2022, July 2022; Peter G. Peterson Foundation Despite high spending, America ranks among the

10 Source: Organisation for Economic Co - Operation and Development, OECD Health Statistics, 2022, July 2022; Peter G. Peterson Foundation

6 OUT OF 10 adults have a chronic disease 4 OUT OF 10 adults have 2+ chronic diseases 11 Source: Centers for Disease Control and Prevention. Chronic Disease Prevention and Health Promotion, Chronic Disease Overview, 2017. HEALTH CARE SPENDING ON CARE FOR CHRONIC CONDITIONS

Health care spending wasted an nually on issues that DocGo aims to address $167.5 12 $265.5 $101.2 $78.2

PROACTIVE HEALTH CARE IS THE SOLUTION 13

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SKILLED CLINICIANS 15

BRINGING CARE TO PATIENTS ON THEIR TERMS 16

COMBINING SOFTWARE, HARDWARE & PROPRIETARY CLINICAL WORKFLOWS 17

TREATMENT IN MORE EFFICIENT WAYS 18

DocGo’S PROACTIVE CARE DELIVERY MODEL AIMS TO DISRUPT the broken U.S. healthcare system 19

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President, COO 23

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WE HELP PEOPLE STAY OUT OF THE HOSPITAL 25 Pro active health care’s big idea:

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WE BELIEVE EVERYONE BENEFITS FROM KEEPING PEOPLE OUT OF THE HOSPITAL 27 FAMILY & LOVED ONES INSURANCE PLANS GOVERNMENTS & MUNICIPALITIES PHYSICIANS HOSPITALS & PROVIDERS

GOVERNMENT/ PUBLIC HEALTH CARE SYSTEMS 28 HE ALTH PLANS/ PROVIDERS

WHERE WE STARTED WHERE WE ARE TODAY Started with COVID testing at DHS homeless shelters COVID testing partner with 40 mobile units in 2020/2021 Nation’s first test - to - treat mobile program GOVERNMENT/ PUBLIC Multiple successful programs: Street Health Outreach & Wellness Program Migrant Mobile Health Systemwide medical transportation Clinical teams at DHS homeless shelters 29

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BY THE NUMBERS More than 2 million New Yor kers tested and vaccinated 2 00,000+ patient interactions w ith Street Health Outreach & Wellness ( SHOW) program 4 5,000+ patients transported b y ambulance at acut e care hospitals; 5 post - acute facilities 19,000 shelter residents s erved by DocGo since 2020 Mobile health services for asylum seekers 32

WHERE WE STARTED WHERE WE ARE TODAY Me dical transportation partnership in May 2019 One medical facility in Pennsylvania with three ambulances Expanded to 18 facilities in multiple states First centralized transport network with 35 ambulances staffed daily Dispatch center co - located with transfer center Po st - discharge health risk assessment home visits Critical care transportation program (JeffSTAT) 68,000 patients transported each year HEALTH CARE SYSTEMS 33

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Beth Duffy SVP Administrative Services EVP & President JEFFERSON HEALTH 35

BY THE NUMBERS 18 hospitals in Pennsylvan ia & New Jersey 3,902 license d hospital beds 50+ outpatient and urgen t care locations with 5.6 million outpatient visits 581,473 annual emerg ency room visits 4,615 physician s; 9,300 nurses Source: Jefferson Health, “We are Jefferson.”, January 2023 36

48% 7 1% VALUE - BASED CONTRACTS & MANAGED CARE Americans en rolled in managed care plans Source: Kaiser Family Foundation, Medicaid MCO Enrollment (2020 data) & Kaiser Family Foundation, “Half of All Eligible Medicare Beneficiaries Are Now Enrolled in Private Medicare Advantage Plans”, (2023 data) Americans with Medicare/Medicaid enrolled in managed care plans Medicaid Managed Care Medicare Advantage 37

• One of the l argest physician - owned and - led IPA in the Northeast • More tha n 175,000 members enrolled in commercial M edicare and Medica id products • More than 8 ,000 primary care an d specialist physicians Source: www.healthcarepartnersny.com 38

OF DIABETIC RETINOPATHY SCREENINGS RESULTED IN ABNORMAL FINDINGS Source: DocGo program patient data 39 covered lives with potentia l access to DocGo programs Source: Published available membership data combined from contracted health plans. 40

3.5 MILLION covered lives 3.2 MILLION covered lives Source: Published available membership data combined from contracted health plans. 41

CHRONIC CONDITIONS most common chronic conditions for 65+ (medicare) 18% 14% CHRONIC KIDNEY HEART FAILURE DEPRESSION DISEASE Source: Centers for Disease Control and Prevention. Chronic Disease Prevention and Health Promotion, Chronic Disease Overview, 2017. 14% ALZHEIMER’S DISEASE AND DEMENDIA 11% 11% HYPERTENSION HIGH CHOLESTEROL ARTHRISIS ISHEMIC/CORONARY HEART DISEASE 58% 47% 31% 29% DIABETES 27% CHRONIC OBSTRUCTIVE PULMONARY DISEASE 42

Patient Engagement Specialists Lead Outreach In - Home RPM Set Up & Mobile Urgent Care Patient Care Specialists Review Daily Metrics V IRTUAL EXTENSION OF THE CARE TEAM 43

DocGo compliance average National compliance average INDUSTRY - LEADING MONITORING COMPLIANCE PERCENTAGE Source: JACC: Clinical Electrophysiology, Volume 7, Issue 2, February 2021, Pages 235 - 237, Sei Iwai, Daniel Frenkel, Jason T. Jacobson Source: DocGo management estimates, 2023 44

SPECIALIST PHYSICIAN GROUPS Target specialists that treat patients with chronic conditions & comorbidities: Nephrologists (Kidney failure) Cardiologists (Heart failure) Endocrinologists Pulmonologists 45

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HEALTH CARE SYSTEMS GOVERNMENT/ PUBLIC HE ALTH PLANS/ PROVIDERS 48

ACCELERATED GROWTH AREAS 49 ORGANIC GROWTH WITH EXISTING PARTNERS & MARKETS NEW CONTRACTS & MARKET EXPANSIONS VALUE - BASED PARTNERSHIP & MANAGED CARE

WE EXPECT EVERY DocGo MARKET TO GROW IN 2023 50

32% 68% Contract Value from RFP Wins 2022 - 2023 Proposal Wins Contract Value NEW CONTRACTS & MARKET EXPANSIONS 18% average per quarter contract value growth rate 51

VALUE - BASED & MANAGED CARE CONTRACTS Additi onal open deals in the Patients that DocGo anticipates it pipelin e with health plans & can pr ovide medical care to over the at - risk provider groups next 6 - 12 months 52

ORGANIC GROWTH WITH EXISTING PARTNERS & MARKETS NEW CONTRACTS & MARKET EXPANSIONS VALUE - BASED PARTNERSHIP & MANAGED CARE TARGETING $1 BILLION RUN - RATE BY THE END OF 2025 53

Chief Product Officer 54

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+ COST - EFFECTIVE CLINICAL STAFF Trained in a range of mobile health & virtual care = HIGH QUALITY HEALTH CARE When & where it’s needed, at costs that work ROBUST TECHNOLOGY Built specifi cally for mobile health care 56

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DocGo CUSTOMER SEGMENTS DocGo MOBILE HEALTH PLATFORM 58 FOR HEALTH SYSTEMS FOR GOVERNMENTS & HEALTH PLANS FOR PHYSICIAN PRACTICES

ONE DIGITAL PLATFORM TO MANAGE ALL PATIENT TRANSPORTATION IMPROVED BED FLOW REDUCED READMISSIONS DocGo MOBILE HEALTH PLATFORM 59 HEALTH SYSTEMS FOR Transportation management Post - Discharge Transitional Care

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DocGo CUSTOMER SEGMENTS REDUCED COSTLY ED VISITS & HOSPITAL ADMISSIONS PROGRAMS THAT WORK FOR UNDERSERVED POPULATIONS IMPROVED HEDIS MEASURES & CMS STAR RATINGS DocGo MOBILE HEALTH PLATFORM FOR GOVERNMENTS & HEALTH PLANS Population Health Management ED Avoidance Qu ality improvement Programs 61

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& & & NCQA & & & & & & & & &

TURNKEY APPROACH TO BETTER MANAGED PATIENTS DATA - DRIVEN TREATMENT RECOMMENDATIONS AFTER - HOURS CARE THAT EXTENDS THEIR PRACTICE DocGo MOBILE HEALTH PLATFORM PHYSICIAN PRACTICES FOR Remot e Patient Monitoring Chronic Disease Management 64

*Data is for illustrative purposes only. 65

DocGo PROACTIVE CARE CONTINUUM 66

CEO, Clinical Practice Group 67

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OUR GOAL IS TO ADDRESS THE ENTIRE CARE ECOSYSTEM Urgent Care Immediate med ical service for the treatme nt of acute and chronic ill ness and injury Chronic Care Medical care w hich addresses pre - existing or long - term illness Episodic Care Care ma nagement for a particular “episod e” of care that has a foreseea ble “endpoint” Preventative Care Routine health ca re that includes screenings, check - u ps, and patient counseling to pr event illnesses, disease, or othe r health problems PROACTIVE 69 EPISODIC

BALANCE SHIFT TO PROACTIVE, VALUE - DRIVEN CARE Urgent Care Immediate me dical service for the treatme nt of acute and chronic il lness and injury Chronic Care Medical care w hich addresses pre - existing or long - term illness Episodic Care Care ma nagement for a particular “episod e” of care that has a foresee able “endpoint” Preventative Care Routine health car e that includes screenings, check - u ps, and patient counseling to pre vent illnesses, disease, or other h ealth problems EPISODIC 70 PROACTIVE

CLINICAL APPROACH TO PATIENT HEALTH REMOTE MONITORING 71 BEHAVIORAL HEALTH

DocGo BRIDGES THE COMMUNICATIONS GAP BETWEEN PATIENT, CAREGIVER & PROVIDER 72

Primary care physicians shortage anticipated by 2034 73

BRICK & MORTAR

- → Hospital stays
- → Emergency department visits
- → Physician office visit
- → Urgent care visits

DEPLOYABLE/ MOBILE CARE

- → Home Visits for urgent care & primary care
- → Deployable equipment setup

VIRTUAL/ TELEHEALTH

- → Customer engagement: texts, phone, email, video
- → Virtual reality & artificial intelligence
- → Patient monitoring: CCM, RPM, RTM, Hospital-at-Home, etc.

MOST EXPENSIVE. EPISODIC CHECK-INS

COST EFFECTIVE. CONSTANT OVERSIGHT

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PATIENT HEALTH IMPROVES & COST OF CARE DECREASES 75

PATIENT ENGAGEMENT Patient targe t list delivered by LA Care/hospital. HOME VISITS In - home health risk as sessment & three follow - up visits PROGRAM RESULTS DocG o’s LA County programs sh ow readmission reduction of 30 - 50% 76 to tal cost savings from DocGo’s ED avoidance programs Source: Number of DocGo mobile health interactions multiplied by the likelihood of ED visit diversions based on the program’s clinical care profile. The number of ED visits diverted multiplied by the average cost of an ED visit based on accumulated CMS data from accountable care organizations. 77

Chief Technology Officer 78

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MOST HEALTHCARE DocGo’s DIFFERENTIATED SOFTWARE PLATFORM Outdated architectures including client/ Modern cloud - based archi tecture server & on - premis e deployment Fully automated deployments 5 - 10 times Manual QA & deploy ment processes per day Annual or quarterly software releases AI - powered, driven by user behavior Poor user experience Weekly (or more) prod uction releases Modern web a nd mobile apps 80

DARA Mobile Health & M edical Transport Fleet Man agement Platform PRO PRIETAR Y Automat ed scheduling & DOCGO DRIVER APP (IOS) S OFTWAR E thousands of field clinicians rout ing for DocGo’s DOCGO ON - DEMAND (IOS & ANDROID) Patient mobile app to connect with care teams , mobile health, and telehealth 81

ELECTRONIC HEALTH RECORDS (EHR) Mobile Hea lth and Medical Transport CONNECTED VEHICLES BUIL T FOR Telematics powers safety, IN TEGRATI ON security & data CONNECTED MEDICAL DEVICES Remote Diag nostics/Remote Pa tient Monitoring 82

CONNECTED VEHICLES Telematics powers safety, security & data 83 Mobile Health & M edical Transport Fleet Man agement Platform DARA DOCGO DRIVER APP (IOS) Automat ed scheduling & rout ing for DocGo’s thousands of field clinicians ELECTRONIC HEALTH RECORDS (EHR) Mobile Hea lth and Medical Transport CONNECTED MEDICAL DEVICES Remot e Diagnostics/ Remote Pa tient Monitoring DOCGO ON - DEMAND (IOS & ANDROID) Patient mobile app to connect with care teams , mobile health, and telehealth

*Data is for illustrative purposes only. 84

*Data is for illustrative purposes only. 85

PROMPT: “PROVIDE REAL - TIME ETA” A Connected vehicle data C Projected service durations E Required equipment & services needed B Historical data from millions of trips D Projected traffic & planned routes F Patient demographics from EMR POSITIONS UNIT LOCATIONS NEAR SERVICE ADDRESS. AUTO - SELECTS MOST EFFICIENT UNIT TO ASSIGN. ARRIVAL AT 3 P.M. 86

*Data is for illustrative purposes only. 87

*Data is for illustrative purposes only. 88

*Data is for illustrative purposes only. 89

9 0 *Dat a is for illustrative purposes only. 90

*Data is for illustrative purposes only. 91

*Data is for illustrative purposes only. 92

MICROSERVICE ARCHITECTURE RESTFUL DEVELOPER APIs SECURE WEBHOOKS FOR EVENTS DocGo CORE SOFTWARE PARTNER APPS & INTEGRATIONS DocGo MOBILE APPS DocGo WEB - BASED APPS EPIC APP MARKET APP DocGo TECHNOLOGY PLATFORM CUSTOM EHR INTEGRATIONS HEALTH PLAN DATA FEEDS 93

*Data is for illustrative purposes only. 94

CFO NORM ROSENBER G 95

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ANNUAL REVENUES 2016 - 2022 97

QUARTERLY REVENUES 2020 - 2022 98

QU ARTERLY REVE NUES 2020 - 2022, EX. COVID TESTING 99 For reported full - year revenues, please see previous slide and refer to the Appendix, where we have provided a reconciliation between reported Total Revenues and Revenues excluding COVID testing, a non - GAAP measure.

AN NUAL GROSS MARGINS 2018 - 2022 100

AN NUAL ADJUSTED EBITDA 2018 - 2022 2018 2019 2020 2021 2022 Adjusted EBITDA is a non - GAAP financial measure. A reconciliation between GAAP Net Income and Adjusted EBITDA for the periods referenced above is provided in the Appendix. 101

BUILDING O N A STRONG FINANCIAL FOUNDATION As of March 31, 2023 Current Ratio 2.4 Quick Ratio 2.3 Cash Ratio 1.1 Cash & Equivalents (incl. restricted) $127.5M Working Capital $149.4M Notes Payable $1.9M Credit Line, primary $90.0M Credit Line accordion $50.0M 102

“Traditional Economics” refers to a service model that involves sending the APP or other practitioner into the patient’s home. The costs in this column were arrived at by applying DCGO’s assumed costs for this practitioner, and the assumptions above. “DCGO Economics” refers to the hybrid service model, which involves a lower - level clinician in the patient’s home and an APP in a remote setting, applying DCGO’s assumed costs and the assumptions above. HOME VISIT UNIT ECONOMICS DCGO ECONOMICS TRADITIONAL ECONOMICS LABOR COST Enabled by technology $143 On - Site APP $43 LPN $25 Remote APP $76 $143 Total Labor Cost $25 $25 Vehicle Cost $101 $168 Total Gross Cost $200 $200 Contract Price 49% 16% Effective Margin PER SITE PER DAY ASSUMPTIONS 10 Hours per shift 7 # of visits per shift 3 # of consults per hour, DCGO APP $36 Hourly rate, LPN $75 Hourly rate, Remote APP $100 Hourly rate, Onsite APP 103

MOBILE HEALTH UNIT ECONOMICS PER SITE PER DAY ASSUMPTIONS TARGET PROJECT ECONOMICS PROJECT LAUNCH ECONOMICS LABOR COST 10 Hours per shift $4,750 $6,750 APP 5 # of APP $14,245 $18,205 Admin 55 # of Admin $1,545 $1,905 Social Worker 3 # of Social Worker $5,120 $7,680 Case Worker 16 # of Case Worker $1,140 $1,460 RN 2 # of RN $3,900 $3,900 Supervisor 6 # of Supervisor $30,700 $39,900 Total Labor Cost 90% % of Agency Staff (Launch) 10% % of Agency Staff (Mature) $600 $600 Supplies Cost $31,300 $40,500 Total Gross Cost $62,300 $62,300 Leased hour revenue 50% 35% Effective margin Footnote: Target Economics reflect when DocGo's mix of internal and external sources of labor more closely resembles the service model anticipated by the particular contract/customer, causing effective hourly labor rates and overtime to be more in line with the Company's cost expectations. DocGo assumes that the Target Economics phase is not reached until at least 90 days after a project launch. 104

TRANSPORT UNIT ECONOMICS ANTICIPATED MARG IN BY TRIP COUNT 105 2 3 4 5 TRANSPORTS 1

26% 74% 27% 12% 61% 2022 ANNUAL REVENUE PERCENTAGE 106 2025 ANNUAL REVENUE PERCENTAG E (TARGETED)

TARGETED REVENUE BREAKDOWN Q4 2025 Mobile Health Revenues RPM Revenues Transport Revenues Total Revenues ANNUAL RUN - RATE TARGET Q4 2025 TARGET $600,000,000 $150,000,000 Mobile Health Revenues $260,000,000 $65,000,000 Transport Revenues $140,000,000 $35,000,000 RPM Revenues $250,000,000 $1,000,000,000 Total Revenues All forward - looking figures, for revenues, gross margins or other metrics, represent DCGO’s internal targets, and are being provided for illustrative purposes only. These are not forecasted numbers or guidance. The revenue figures for Q4 2025 were derived by applying the relevant target growth rates to each primary segment/business line, using internal 2023 budgets as the baseline. For Transport, the assumed annual revenue growth rate was 20%, for Mobile Health, the assumption was 30%, and the RPM revenues were based upon internal targets for the periods in question. The revenue numbers for Q4 are rounded. The “annualized” revenue figures above were derived by multiplying each of the Q4 2025 numbers by 4. 107

GROSS MARGIN BRIDGE 108

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UNIQUE TECHNOLOGY PLATFORM 111 Trademarks in this chart are owned by the respective companies. DocGo is not affiliated with any of these companies.

MAINTAI NING OUR COMPETITIVE ADVANTAGE Technology is the nucleus of the value proposition via pro prietary platform that utilizes AI optimiz ation, patient EHR, Ho spital integration, and technology - based staffing Winning deals against competitors is attributed to rapidly deployed programs based on ‘ju st - in - tim e’ staffing solutions Lice nsure enables the company to levera ge its personnel for collection, processing, diagn ostics and follow up Clinica l practice group positions our service offering as a nimble alternative to traditional prim ary and urgent care Ability to act as an Rx eliminates the need for traditional pharmacy streamlining the patient journey Di verse managed care credentials deve lops competency in health record management and billing for services 112

MOBILE HEALTH TOTAL ADDRESSABLE MARKET $265 BILLION REMOTE MONITORING TOTAL ADDRESSABLE MARKET $6.4 BILLION MEDICAL TRANSPORT TOTAL ADDRESSABLE MARKET $7 - $13 BILLION 113

$16.9 BILLION 32.8% CAGR Remote monitoring total addressable market by 2030 16,9 114

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117 APPENDIX Revenues excl. testing Estimated COVID testing Revenues Reported Revenues (in $M) 13.4 0 13.4 Q1 2020 19.6 2.9 22.5 Q2 2020 15.5 11.4 26.9 Q3 2020 15.1 16.1 31.2 Q4 2020 29.3 20.4 49.7 Q1 2021 52.3 9.9 62.2 Q2 2021 55.1 30.7 85.8 Q3 2021 72.3 49.0 121.3 Q4 2021 79.9 38.0 117.9 Q1 2022 81.5 28.0 109.5 Q2 2022 96.3 8.0 104.3 Q3 2022 107.8 1.0 108.8 Q4 2022 112.0 1.0 113.0 Q1 2023 Quarterly Revenue 2020 - 2022

118 APPENDIX 2022 2021 2020 2019 2018 (in $M) 30.7 19.2 (14.8) (21.2) (30.9) Net income/(loss) GAAPa (0.8) 0.8 0.2 0.5 - (+) Net interest expense/(income) (7.9) 0.6 0.2 - - (+) Income tax expense/(benefit) 10.6 7.5 5.5 4.2 1.4 (+) Depreciation & amortization (0.2) (5.2) (0.3) (0.1) - (+) Other expense/(income) 32.4 22.9 (9.2) (16.6) (29.5) EBITDA 8.1 1.3 0.7 0.5 0.6 (+) Non - cash compensation 0.8 0.9 - - - (+) Non - recurring expense 41.3 25.1 (8.5) (16.1) (28.9) Adjusted EBITDA Net Income Reconciliation to Adjusted EBITDA 2018 - 2022